Exhibit 10.19

Sales Contract

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Place of the signed agreement	Bei Jing

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Contract number:

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Purchase (Party A)                         Poverty Aid Office

:

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Seller (Party B) : Beijing Dehaier Medical Technology Co., Ltd

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1215 Epoch Center, 31 Zizhuyuan Road, Haidian District, Beijing 100089, China

:	010-51660080

Telephone : 010-51660080

:	010-68416311

Fax: 010-68416311

Party A to Party B and B agree on the purchase of the following products to mutual respect.

Clause one: product names, models, specifications, quantity, unit and price

Product Code	Product names,	Model	Quantity	Unit	Price

:				Total

:

Clause two: Product delivery period, place of delivery, installation, commissioning and warranty services,

1:The product delivery date should be from              to             :

2:The place of delivery: Assigned by Party A

3:Party B is responsible for product installation and product warranty, The warranty period is one year after delivery or installation occurs.

4: If Party A claims that the product varieties, models, specifications and quality does not match the contract, Party A must notify Party B of its written objection or claim within seven days of receipt of the goods

Clause three: Payment terms and methods

Party A should pay 10% of the contract amount as prepayment, and pay the remaining 90% within six months after goods are received.

Clause Four: If Party B delays delivery of the goods, Party B is responsible to pay a daily penalty of four ten-thousandths of the contract amount each day of delay.

Clause Five: If Party A delays payment for the goods, Party A is responsible to pay a daily penalty of four ten-thousandths of the contract amount each day of delay.

Clause Six: Any dispute form this contract should be brought to Beijing Arbitration Committee in accordance with the Arbitration Rules. The final result shall bind for both parties.

The contract is effective after the both party signed the agreement.

:	Purchase Party (Party A) Poverty Aid Office

:	Representative:

:

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Seller (Party B) : Beijing Dehaier Medical Technology Co., Ltd

:	Representative: Chen Ping

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